Exhibit 99.1

Armada Acquisition Corp. III and Brains Bioceutical Corp. Announce Business Combination to Advance a Global Life Sciences and Pharmaceutical Innovation Platform

Proposed Nasdaq listing to accelerate Brains’ pharmaceutical API manufacturing, drug development, regulatory science and commercialization strategy

Brains combines established European pharmaceutical manufacturing infrastructure with a diversified portfolio of proprietary and partnered drug-development programs

Transaction positions Brains to pursue growth across pharmaceutical API supply, naturally derived medicines, specialty therapeutics and additional life sciences applications

Transaction values Brains Bioceutical at an implied pre-money equity value of approximately $750.0 million

PHILADELPHIA, Pennsylvania and VANCOUVER, British Columbia — November 5, 2026 — Armada Acquisition Corp. III (Nasdaq:AACI) (“Armada III”), a publicly traded special purpose acquisition company, and Brains Bioceutical Corp. (“Brains” or the “Company”), an integrated life sciences and pharmaceutical company specializing in active pharmaceutical ingredient (“API”) manufacturing and supply, pharmaceutical research and drug development, today announced that they have entered into a definitive business combination agreement.

The proposed business combination (the “Business Combination”) represents a significant milestone in Brains’ evolution and is intended to establish the Company as a publicly traded cannabinoid life sciences enterprise positioned to pursue opportunities across pharmaceutical manufacturing, naturally derived medicines and proprietary drug development.

Upon completion of the proposed transaction, the combined company is expected to operate as Brains Therapeutics Corp. (“PubCo”) and its common shares are expected to trade on the Nasdaq under the ticker symbol “BAPI”.

Brains combines pharmaceutical manufacturing operations and commercial customer relationships with regulatory expertise and a portfolio of proprietary and partnered drug-development programs, which it believes provides a foundation for its continued development and growth.

Brains has built an integrated pharmaceutical platform encompassing EU-GMP manufacturing, regulatory and drug-development capabilities focused on pharmaceutical-grade cannabinoids.

Through its wholly owned subsidiary, BSPG Laboratories Limited, Brains operates what it believes is one of the largest cannabinoid pharmaceutical API manufacturing facilities in the world. The facility provides a foundation for the development, production and supply of pharmaceutical-grade cannabinoid active ingredients for regulated healthcare markets.

The Company’s integrated operating model is built around two primary value drivers. The first, pharmaceutical API manufacturing and supply, is supported by established infrastructure and commercial relationships and is complemented by nutraceuticals, through which the same ingredient platform supplies pharmaceutical-grade ingredients and finished products, on a branded and white-label basis, to the supplement, beverage and personal care industries. The second, pharmaceutical research and drug development, offers opportunities for anticipated future product commercialization, licensing and strategic partnerships, and is complemented by animal health, through which the same development expertise supports the development and commercialization of cannabinoid medicines and over-the-counter products for companion and performance animals.

Brains’ strategy is built on an established commercial API business and manufacturing infrastructure that support the development of a broader pharmaceutical portfolio. The Company currently manufactures or develops APIs including CBD, D9-THC, D8-THC, CBN and CBG, as well as drug intermediates and finished medical products. Brains has established long-term customer relationships across clinical development and commercialization.

In parallel, Brains is advancing proprietary and partnered pharmaceutical programs targeting glaucoma and epilepsy, supplies clinical trial material for, and holds an option to negotiate a license to, a program in opioid use disorder, and is progressing a development opportunity in sleep disorders. These programs employ a capital-efficient development model that combines Brains’ API capabilities and intellectual property with external partnerships.

An Established Pharmaceutical Platform Built for Growth

Brains has developed a combination of pharmaceutical manufacturing capabilities, regulatory expertise, technical documentation, formulation know-how and commercial relationships designed to support the development and commercialization of medicines in highly regulated markets.

Key investment highlights include:

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Established pharmaceutical infrastructure. Brains combines commercial-scale EU-GMP manufacturing with regulatory, formulation and drug-development capabilities, creating an integrated platform serving regulated pharmaceutical markets.

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Commercial pharmaceutical relationships. Existing API supply and development relationships with international pharmaceutical and healthcare organizations, including one of South America’s largest pharmaceutical companies and one of the world’s largest generic pharmaceutical companies.

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Regulatory and clinical research experience. Brains’ APIs have been utilized in multiple third-party clinical studies, supported by DMFs/ASMFs, controlled-substance licensing and regulatory experience across the United States, UK/EU, UAE, Japan, Australia and Brazil.

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Growing pharmaceutical pipeline. Brains is advancing proprietary and partnered programs in glaucoma and epilepsy, holds an option to negotiate a license to an opioid use disorder program in Phase 3 clinical development, and is progressing a development opportunity in sleep disorders.

•	Complementary commercialization pathways. Opportunities across pharmaceutical ingredient supply, proprietary drug development, licensing, nutraceuticals and animal health.

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Scalable operating infrastructure. Existing manufacturing assets and technical capabilities that Brains believes can support increased commercial activity without requiring it to replicate its core infrastructure from inception.

Pharmaceutical Pipeline

Brains’ pharmaceutical development strategy is designed to leverage its existing manufacturing capabilities and regulatory experience while selectively pursuing programs with attractive clinical and commercial potential.

The Company has licensed global commercial rights to an extended-release methazolamide program for the treatment of glaucoma. A pivotal bioequivalence study conducted under an FDA Special Protocol Assessment demonstrated that the once-daily extended-release formulation was bioequivalent to twice-daily immediate-release methazolamide. Subject to the submission and approval of a marketing application by the FDA and the achievement of other development milestones, Brains currently anticipates a potential commercial launch.

Brains also supplies clinical trial material for an NIH-funded program, led by a leading U.S. institution, evaluating a cannabinoid-based treatment for opioid use disorder. The program has received $18 million in NIH funding and is currently being evaluated in a Phase 3 randomized controlled trial involving approximately 450 subjects across seven sites. Brains holds an exclusive option to negotiate a license to the rights to the program.

Additional programs include a proprietary oral capsule formulation for epilepsy. Brains is also progressing an in-house development opportunity in sleep disorders.

Management Commentary

“This transaction represents an important milestone in the evolution of Brains Bioceutical,” said Rick Brar, CEO and Chairman of Brains Bioceutical. “We have spent years developing the manufacturing, regulatory and scientific foundation required to participate in the pharmaceutical market at scale. Today, Brains is not simply developing promising compounds. We have an established pharmaceutical-grade manufacturing platform, commercial customer relationships, extensive regulatory experience and a growing pipeline of proprietary and partnered drug programs.”

“We believe becoming a publicly traded company will provide Brains with the capital and market visibility to accelerate the next phase of our development. Our objective is to build a leading life sciences company capable of translating the therapeutic potential of cannabinoids into regulated medicines and other healthcare products for patients around the world.”

Stephen Herbert, Chairman and Chief Executive Officer of Armada III, said, “We formed Armada III to identify a business with differentiated technology, a substantial addressable market and a management team capable of building significant long-term value. We believe Brains meets those criteria.”

Douglas M. Lurio, President and Director of Armada III, said, “We are pleased to be proceeding with Brains and its management team and believe that Brains will benefit from the public markets and the proposed Nasdaq listing. We would also like to thank our talented team of advisors for all of their hard work in assisting us to achieve this important milestone.”

Transaction Overview

Under the terms of the business combination agreement, Brains is valued at an implied pre-money equity value of approximately $750.0 million, with existing Brains shareholders expected to roll 100% of their equity into the combined company.

Armada III’s sponsor and certain Brains shareholders have entered into support agreements and lock-up agreements in connection with the proposed transaction.

The boards of directors of both Armada III and Brains have unanimously approved the proposed transaction. The Business Combination is expected to close in the second quarter of 2027, subject to approval by the shareholders of Armada III and Brains, effectiveness of the registration statement to be filed in connection with the transaction, approval of the listing of the combined company’s common shares on Nasdaq, receipt of required regulatory approvals, and other closing conditions.

Additional information regarding the transaction, including a copy of the business combination agreement and an investor presentation, will be provided in a Current Report on Form 8-K to be filed by Armada III with the U.S. Securities and Exchange Commission (“SEC”) and will be available at the SEC’s website.

Advisors

Brookline Capital Markets, a division of Arcadia Securities, LLC, and Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, are serving as joint financial and capital markets advisors to Armada III.

Alvarez & Marsal is serving as commercial, tax, and operational due diligence advisor to Armada III.

Morgan, Lewis & Bockius LLP is serving as legal counsel to Armada III. Stikeman Elliott LLP is serving as Canadian legal counsel to Armada III.

Borden Ladner Gervais LLP and Origin Law Corporation are serving as legal counsel to Brains. Lucosky Brookman LLP is serving as U.S. securities counsel to Brains.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Armada III, Brains and PubCo intend to file with the SEC a registration statement on Form F-4 (as amended or supplemented from time to time, the “Registration Statement”), which will include a proxy statement/prospectus relating to the proposed Business Combination. After the Registration Statement is declared effective, Armada III will mail the definitive proxy statement/prospectus to its shareholders as of a record date to be established for voting on the Business Combination. Investors, shareholders, and other interested persons are urged to read the Registration Statement, the proxy statement/prospectus, and all other relevant documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Armada III, Brains, PubCo and the Business Combination. Investors will be able to obtain free copies of these documents through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Armada III and Brains and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Armada III’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Armada III’s directors and officers in the Business Combination in Armada III’s filings with the SEC, including the final prospectus of Armada III dated February 17, 2026 and filed with the SEC on February 18, 2026 (the “IPO Prospectus”) and the annual report on Form 10-K filed by Armada III with the SEC on March 20, 2026 (the “Form 10-K”). To the extent that holdings of Armada III’s securities have changed from the amounts reported in the Form 10-K, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Armada III’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus on Form F-4 for the Business Combination, which will be filed by Armada III, Brains and PubCo with the SEC. Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the Business Combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Armada III, Brains and PubCo through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This press release does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or a solicitation of any proxy, vote, consent, or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS PRESS RELEASE. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

About Brains Bioceutical Corp.

Brains Bioceutical Corp. is a pharmaceutical company combining an established EU-GMP manufacturing and regulatory platform with a portfolio of proprietary and partnered drug-development programs focused on cannabinoid-based therapeutics. Through its wholly owned subsidiary, BSPG Laboratories Limited, Brains operates an MHRA-inspected and registered API manufacturing facility in Kent, England, supplying pharmaceutical-grade cannabinoid APIs to pharmaceutical and healthcare companies serving regulated markets. The Company’s operating model is built around two primary value drivers, API manufacturing and supply and pharmaceutical development, complemented by nutraceuticals and animal health. Brains is headquartered in Vancouver, British Columbia. For more information, visit www.brainsbio.com.

About Armada Acquisition Corp. III

Armada III is a special purpose acquisition company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses. On October 31, 2026, Armada III entered into a definitive business combination agreement with Brains.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws (which shall include forward-looking information within the meaning of Canadian securities laws) with respect to the parties and the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Armada III, Brains, the combined company, and statements regarding the anticipated benefits and timing of the completion of the Business Combination, the assets held by Armada III and by Brains, the development, manufacturing and commercialization of cannabinoid-based active pharmaceutical ingredients (“APIs”) and therapeutics, the anticipated business of the combined company, Brains and the markets in which they operate, planned business strategies, including, without limitation, Brains’ plans to expand its pharmaceutical-grade cannabinoid API manufacturing and supply operations and advance its proprietary and partnered drug-development programs, anticipated product development, clinical trial, regulatory filing, approval and commercialization timelines, expected customer and partner programs, product launches and geographic expansion, plans and use of proceeds, including proceeds from the Business Combination and contemplated private placement financings, objectives of management for future operations of Brains, expected operating costs of the combined company and its subsidiaries, the upside potential and opportunity for investors, the combined company and Brains’ plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance, and expected financial impacts of the Business Combination, the satisfaction of closing conditions to the Business Combination and the level of redemptions of Armada III’s public shareholders, and the parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions; but this press release may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of Armada III’s securities; the risk that the Business Combination may not be completed by Armada III’s business combination deadline or any extension thereto; the failure by the parties to satisfy the conditions to the consummation of the Business Combination, including the approval of Armada III’s shareholders and the approval of Brains’ shareholders; the risk that holders of Armada III’s public shares exercise redemption rights in amounts that reduce the cash available to the combined company; the failure to obtain or consummate the contemplated private placement financings on acceptable terms or at all; the failure of the combined company to obtain or maintain the listing of its securities on the Nasdaq Stock Market after closing of the Business Combination; costs related to the Business Combination; changes in business, market, financial, political and regulatory conditions; risks relating to Brains’ or the combined company’s anticipated operations and business, including, without limitation, Brains’ plans to manufacture and supply cannabinoid APIs, expand its commercial operations and develop and commercialize cannabinoid-based therapeutics, including the costs, timelines, clinical trial results, regulatory approvals and risks associated therewith; risks related to increased competition in the industries in which the combined company will operate; risks that after consummation of the Business Combination, the combined company may experience difficulties managing its growth, expanding operations, or executing its strategies; risks relating to pharmaceutical product development, clinical trials, regulatory filings and approvals, manufacturing capacity and compliance with applicable pharmaceutical and controlled-substance regulations; risks relating to the regulation of cannabidiol and other cannabinoids by the U.S. Food and Drug Administration and U.S. state authorities, including in dietary supplements, food, beverages, cosmetics and animal health products, which may limit or prohibit the sale of such products in the United States; risks relating to Brains’ reliance on third-party customers, commercial partners, suppliers, intellectual property rights and licenses; the outcome of any potential legal proceedings that may be instituted against Brains, Armada III, or others following announcement of the Business Combination; and those risk factors discussed in documents that Armada III, Brains or PubCo filed, or will file, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of (i) the IPO Prospectus, (ii) the Form 10-K, (iii) the Registration Statement, which will include a proxy statement of Armada III, and other documents filed or to be filed by Armada III, Brains and PubCo from time to time with the SEC. These materials do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Armada III nor Brains presently knows or that Armada III and Brains currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation or intends to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. None of the parties or any of their representatives gives any assurance that any of Armada III, Brains, or the combined company will achieve its expectations.

Contacts

Investor Contact:

Mike Bishop

Bishop IR, LLC

mike@bishopir.com

Press Contact:

Calvin Rasode, Vice President of Marketing

1-855-927-2476

calvin@brainsbio.com

Armada III Contact:

Mike Bishop

Bishop IR, LLC

mike@bishopir.com